Exhibit 99.1

Real Goods Solar Reports Results of 2013 Annual Meeting

LOUISVILLE, CO, December 18, 2013 – Real Goods Solar, Inc. (NASDAQ: RSOL), a nationwide leader of turnkey solar energy solutions for residential, commercial, and utility customers, reported the voting results from its annual meeting of its stockholders held this morning:

•	Approved the reelection of company directors, as well as election of Richard D. White and Ian Bowles as directors

•	Approved the compensation of named executive officers on an advisory basis

•	Approved a proposal to hold future advisory votes on named executive officer compensation every three years

“Our shareholders proposals passed by wide margins,” said Real Goods Solar CEO Kam Mofid. “Our board and management believe the election of Richard White and Ian Bowles as directors further strengthens our board and our overall corporate governance. Our company will significantly benefit from Richard’s experience as a director and chairman of Mercury’s board and especially his business acumen and insights as managing director and head of the private equity and special investment department at Oppenheimer. The company and the board will also very much benefit from Ian’s extensive experience and knowledge in energy and environmental regulations and related policies.”

Bowles served as secretary of Energy and Environmental Affairs of Massachusetts, as well as on the White House staff for President Bill Clinton. He previously held the posts of senior director of global environmental affairs at the National Security Council and associate director of the White House Council on Environmental Quality.

“We thank shareholders for approving our 2013 annual meeting proposals, as well as remind shareholders to vote for the important shareholder proposals at our upcoming special meeting next month, especially voting for our merger with Mercury,” continued Kam. “Our board of directors has approved the transaction and recommends a ‘yes’ vote. Our management and our board of directors believe that the merger with Mercury will position us as one of the largest U.S. solar installers, increase our financial resources and stability, and provide us with superior access to efficient growth capital. We believe that the expected synergies arising from the merger, including expanded market presence in the important Northeast region as well as anticipated cost savings, will position us for further growth and success in 2014 and beyond.”

Real Goods Solar encourages shareholders to vote in person or via proxy at its upcoming special meeting to be held January 14, 2014 at 10:00 a.m. Mountain time, at the offices of Real Goods Solar, 833 West South Boulder Road, Louisville, Colorado.

About Real Goods Solar, Inc.

Real Goods Solar, Inc. (NASDAQ: RSOL) is one of the nation’s pioneering solar energy companies serving commercial, residential, and utility customers. Beginning with one of the very first photovoltaic panels sold to the public in the U.S. in 1978, the company has installed more than 16,000 solar power systems representing well over 120 megawatts of 100% clean renewable energy. Real Goods Solar makes it very convenient for customers to save on their energy bill by providing a comprehensive solar solution, from design, financing, permitting and installation to ongoing monitoring, maintenance and support. As one of the nation’s largest and most experienced solar power players, the company has 17 offices across the West and the Northeast. It services the commercial and utility markets through its RGS Energy division. For more information, visit RealGoodsSolar.com or RGSEnergy.com, on Facebook at www.facebook.com/realgoodssolar and on Twitter at www.twitter.com/realgoodssolar.

Additional Information About the Merger

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The merger described herein will be submitted to the shareholders of each of Real Goods Solar and Mercury Energy, Inc. (“Mercury”) for approval. Real Goods Solar has filed with the Securities and Exchange Commission a registration statement on Form S-4 containing a joint proxy statement/prospectus of Real Goods Solar and Mercury as well as other relevant documents in connection with the transaction. The Securities and Exchange Commission declared the Form S-4 effective on November 27, 2013. Real Goods Solar filed with the Securities and Exchange Commission the final joint proxy statement/prospectus on December 3, 2013 and Real Goods Solar and Mercury mailed the final joint proxy statement/prospectus to their respective shareholders on or about December 9, 2013. SHAREHOLDERS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REAL GOODS SOLAR, MERCURY AND THE PROPOSED MERGER.

A free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Real Goods Solar, may be obtained at the Securities and Exchange Commission’s website (www.sec.gov). These documents may also be obtained, free of charge, from the investor relations section of Real Goods Solar’s website (www.RealGoodsSolar.com) or by directing a request to 833 W. South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc., heidi.french@realgoods.com or (303) 222-8430.

Real Goods Solar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Real Goods Solar in connection with the merger. Information about Real Goods Solar’s directors and executive officers is set forth in Real Goods Solar’s definitive proxy statement filed with the Securities and Exchange Commission on October 18, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger. Free copies of these documents may be obtained as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information Regarding the Election of Richard D. White as Director

As previously disclosed, on August 8, 2013, Real Goods Solar and Mercury entered into a merger agreement. One of the closing conditions under the merger agreement is that Richard White was nominated to Real Goods Solar’s board of directors as a director for election at the 2013 annual meeting of shareholders. Since Real Goods Solar’s 2013 annual meeting of shareholders occurred prior to the closing of the merger, Mr. White has executed a conditional resignation from Real Goods Solar’s board of directors that becomes effective automatically without any further action in the event that following Mr. White’s election to the board of directors, the merger agreement is terminated prior to a closing of the merger.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While Real Goods Solar believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, receiving shareholder approval for the merger described herein, successfully closing the merger described herein, realizing synergies and other benefits from the merger described herein, introduction of new products and services, completion and integration of acquisitions, possibility of negative economic conditions and other risks and uncertainties included in Real Goods Solar’s filings with the Securities and Exchange Commission. Real Goods Solar assumes no duty to update any forward-looking statements.

Media and Investor Relations Contact

Ron Both

Liolios Group, Inc.

Tel 1-949-574-3860

RSOL@liolios.com